Exhibit 10.5
STOCK PLEDGE AGREEMENT

STOCK PLEDGE AGREEMENT (this “Agreement”), dated as of June 30, 2009, between Composite Technology Corporation (the “Borrower”) and Northlight Financial LLC, individually and as Collateral Agent  (the “Secured Party”).

WITNESSETH:

WHEREAS, the Borrower and the Secured Party have entered into a Loan Agreement (the “Loan Agreement”), dated as of the date hereof, to set forth the terms of the loan that the Secured Party is making available to the Borrower, in the sum of $5,000,000 (the “Loan”), to be evidenced by a Promissory Note (the “Promissory Note”) in the principal amount of $5,000,000 delivered to the Secured Party,

WHEREAS, the Borrower holds (a) 100 shares of common stock of CTC Cable Corporation and (b) 100 shares of common stock of DeWind, Inc. (“DeWind,” and such shares together, the “Stock”); and

WHEREAS, in order to induce the Secured Party to make the Loan and as security therefor, the Borrower has agreed to enter into this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE 1
DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Obligations” shall mean all obligations (monetary or otherwise) of the Borrower arising under or in connection with the Financing Documents (as such term is defined in the Loan Agreement).

“Shares” shall mean the Stock, all certificates, options, rights, dividends, cash or other distributions issued as an addition to, in substitution or exchange for, or on account of, the Stock, any and all documents and agreements pertaining thereto, and all proceeds of any of the foregoing.

All other capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement.

ARTICLE 2
SECURITY AND PLEDGE

2.1           As security for the prompt and full satisfaction and payment of the Obligations, the Borrower hereby pledges and assigns the Shares to the Secured Party and grants the Secured Party a security interest therein.

2.2           The Borrower shall deliver, upon the execution of this Agreement, certificate(s) representing the Shares, endorsed in blank or with appropriate stock powers duly executed in blank, to be held by the Secured Party subject to the terms hereof.

2.3           Simultaneously with the delivery of the Shares pursuant to this Agreement, the Secured Party shall direct the issuers thereof (the “Issuers”) to record the pledge and transfer of the Shares to the Secured Party on the Issuer’s corporate records.

2.4           The Lender shall be entitled to receive and hold in pledge hereunder in connection with any of the Shares, any:

  (a)           stock certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, or sale of assets, combination of shares or stock splits; and

  (b)           option, warrant, or right, whether as an addition to or in substitution or in exchange for any of the Shares, or otherwise.

2.5           Unless and until an Event of Default shall have occurred, the Borrower shall be entitled to vote the Shares (provided, that upon a DeWind Default, the Borrower shall not be entitled to vote the Shares of DeWind).  The Borrower shall not sell, assign or otherwise encumber the Shares until the Obligations are satisfied and this Agreement is terminated.

2.6           The Borrower acknowledges that any exercise by the Secured Party of the Secured Party’s rights upon an Event of Default are subject to compliance by the Secured Party with all applicable laws including, without limitation, any laws which may restrict the sale or other disposition of the Shares.  The Lender in its sole discretion in any such sale or other disposition may restrict the prospective purchasers based on a requirement that such purchasers represent that they are purchasing the Shares for their own account, for investment and not with the intent of the sale or other disposition thereof, or that they otherwise fall within some lawful exemption of registration of applicable securities laws.  The Borrower further acknowledges that because the Shares may not be freely tradable, the value realized therefrom by the Borrower may be substantially less than if they were.

ARTICLE 3
PROXY AND EVENTS OF DEFAULT

3.1  Proxy.  The Borrower shall, concurrently with the execution hereof (and upon its subsequent acquisition of any additional Shares as provided in Section 2.4), execute and deliver to the Secured Party a proxy in the form of Schedule A hereto designating the Secured Party as its proxy and attorney-in-fact with full authority to vote the Shares at any annual or special meeting of the stockholders of the respective Issuers in proxy upon occurrence of an Event of Default (the “Proxy”); provided, that upon an Event of Default which is only a DeWind Default, the Proxy shall only apply to the Shares of DeWind.

ARTICLE 4
RIGHTS AND REMEDIES

4.1  Acceleration of Obligations.  Upon the occurrence of an Event of Default (as such term is defined in the Loan Agreement) other than a DeWind Default (as such term is defined in the Loan Agreement), the Obligations shall automatically be immediately due and payable.

4.2  Rights Under Uniform Commercial Code.  In addition to all of its other rights and remedies under each of the Financing Documents, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York (the “UCC”) from time to time and shall comply with all procedures thereunder for sale or other disposition of the Shares.

4.3  Disposition of Shares.  (a) Upon the occurrence of an Event of Default, the Secured Party shall have the right to sell or otherwise dispose of the Shares; provided, however, that if an Event of Default is only a DeWind Default, the Secured Party may exercise the rights and remedies provided in this Section 4.3 only with respect to the Shares of DeWind.  Such sales may be adjourned and continued from time to time, with or without notice.  To enable the Secured Party to effect any such sale or other disposition to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, the Borrower hereby makes, constitutes and appoints the Secured Party as its true and lawful attorney, in its name, place and stead, and for its account, to make, execute and deliver any and all assignments or other instruments which the Secured Party may deem necessary or proper to carry out the authority hereby conferred by signing the Borrower’s name or by signing the same as its attorney-in-fact.  The foregoing power of attorney is coupled with an interest and shall be a continuing one and irrevocable so long as any portion of the Obligations remains unpaid.

(b)           The Lender may purchase all or any part of the Shares at public sale or private sale, and in lieu of actual payment of the purchase price, may set off the amount of such price against the Obligations.  If any deficiency shall arise, the Borrower shall remain liable to the Secured Party therefor.

4.4           The proceeds of any sale or other disposition shall be applied as follows:

  (a)           first, to the costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Shares or in any way relating to the rights of the Secured Party hereunder, including reasonable attorneys’ fees and expenses,

  (b)           second, notwithstanding anything to the contrary in Section 4.1, to the payment of the Loan and the satisfaction of the other Obligations,

  (c)           third, to the payment of any other amounts required by applicable law, and

  (d)           fourth, to the Borrower to the extent of any surplus proceeds.

4.5             Remedies Cumulative.  All rights and remedies of the Secured Party arising under any Financing Document or by operation of law shall be cumulative and non-exclusive, to the fullest extent permitted by law.

4.6           No Forfeiture.  The Lender may at its sole option incur reasonable expenses including attorneys’ fees and expenses to protect its interest in the Shares and the Borrower shall immediately reimburse the Secured Party for any such fees and expenses.

4.7           Share Owner Rights.  Upon the occurrence of an Event of Default, immediately and without further notice, the Secured Party or its nominee shall have, with respect to the Shares, all rights, privileges, options or other rights pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to vote the Shares at any annual or special meeting of the stockholders and to give consents, waivers and ratifications with respect thereto, to sell, redeem or exchange any or all of the Shares upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by such Issuer of any right, pledge, or option pertaining to any of the Shares, and, in connection therewith, to deliver any of the Shares to any depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; provided, however, that if an Event of Default is only a DeWind Default, the Secured Party may exercise the rights provided in this Section 4.7 only with respect to the Shares of DeWind ..  The Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

4.8           Release; Termination of Agreement.

(a)            If a DeWind Sale (as defined in the Loan Agreement) occurs which constitutes a sale of stock of DeWind, the Net Proceeds (as so defined) thereof shall be applied to prepay the Loan pursuant to Section 2.3(a) of the Loan Agreement, and concurrently with such prepayment, the Secured Party shall release such sold shares from this Agreement.

(b)           This Agreement shall terminate upon the receipt by the Secured Party of payment in full of the Obligations.  At such time, the Secured Party shall, at the request and expense of the Borrower promptly  reassign and redeliver to the Borrower the Shares and any money, instruments or property received in respect thereof, which has not been sold, disposed of, retained or applied by the Secured Party in accordance with the terms hereof.  Such reassignment and redelivery shall be without warranty by or recourse to the Secured Party, except as to the absence of any prior assignments by the Secured Party of its interest in the Shares or Imposition by the Secured Party of any Lien (as defined in the Loan Agreement) on any of the Shares.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents to the Secured Party that:

5.1           Owner of the Shares.  The Borrower is the legal and beneficial owner of the Shares, and except for the lien granted hereunder, the Shares are   free and clear of any pledge, mortgage, hypothecation, lien, charge, security interest or other encumbrance. The Shares constitute all of the issued and outstanding shares of capital stock of each of the Issuers.

5.2           Valid  Security Interest.  The pledge of the Shares pursuant to this Agreement creates a valid security interest therein as security for the prompt and full satisfaction of the Obligations.

5.3           No Authorization, Consent.  No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge by the Borrower of the Shares pursuant to this Agreement, or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement.

ARTICLE 6
THE LENDER’S EXPENSES AND ATTORNEYS’ FEES

6.1           The Borrower’s Liability for the Secured Party’s Expenses.  The Borrower shall be liable to the Secured Party for any and all reasonable sums, costs and expenses which the Borrower may pay or incur pursuant to the provisions of this Agreement or in defending, protecting or enforcing the security interest granted by the Borrower herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof.

ARTICLE 7
MISCELLANEOUS

7.1           Waivers. Any failure or delay by the Secured Party to require strict performance by the Borrower of any of the terms or conditions contained herein shall not affect the Secured Party’s right to demand strict compliance therewith and performance thereof, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type.  None of the terms or conditions contained herein shall be deemed to have been waived by any act or knowledge of the Secured Party or its agents, but only by an instrument in writing, signed by the Secured Party and directed to the Borrower, specifying such waiver.

7.2           Notices.

  (i)         Any and all notices or other communications provided for herein shall be in writing and hand delivered against receipted copy; mailed by registered or certified mail, postage prepaid, return receipt requested; telecopied (with hard copy sent by United States mail within one (1) business day after the facsimile notice is transmitted); or delivered by Fed Ex or other similar overnight courier, to the following addresses:

(a)	Any notice to the Borrower shall be addressed its address set forth on the signature page of this Agreement, with a copy to:

Richardson & Patel LLP
10900 Wilshire Blvd., Suite 500
Los Angeles, California 90024
Telephone: (310) 208-1182
Facsimile: (310) 208-1154
Attention: Ryan S. Hong, Esq.

(b)	Any notice to the Secured Party shall be addressed at its address set forth on the signature page of this Agreement, with a copy to:

Katten Muchin Rosenman LLP
575 Madison Ave.
NY, NY 10022
Facsimile: (212) 940-8776
Attention: Howard S. Jacobs, Esq.

(ii)           or to such other place as the parties may designate in writing.  If mailed as aforesaid, notice shall be deemed given three (3) business days after being deposited in the United States mail; if hand delivered or telecopied, notice shall be deemed given when delivered or telecopied on a business day and such hand delivery or telecopy is received before 5:00 p.m. by the addressee thereof; otherwise, such notice by hand delivery or telecopy shall be deemed given on the next succeeding business day; and if sent by overnight courier, notice shall be deemed given on the next business day after being deposited with the overnight courier service.

7.3           Severability.  Wherever possible, each provision of this Agreement shall be interpreted in a manner so as to be valid under applicable law.  If any provision of this Agreement shall be held to be invalid under applicable law, such provision shall be valid only to the extent of such provision and the remaining provisions of this Agreement shall remain unaffected and in full force and effect.

7.4           Successors and Assigns.  This Agreement shall be binding upon and for the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower shall not assign this Agreement to any person.

7.5           Further Assurance.  The Borrower shall provide the Secured Party such documentation in order to perfect the Secured Party’s security interest in the Shares as the Secured Party shall require.

7.6           Modifications.  Any provision of this Agreement may be amended only in a writing signed by the Borrower and the Secured Party.

7.7           Governing Law.  This Agreement shall be governed by the laws of the State of New York applicable to contracts entered into and to be performed entirely within such state.

7.8           Articles and Section Titles.  The titles of articles contained in this Agreement are merely for convenience and shall be without substantive meaning or content.

7.9           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be considered an original but all of which shall constitute one and the same Agreement.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused the same to be executed by their duly authorized representatives, and delivered, as of the date set forth above.

BORROWER:

COMPOSITE TECHNOLOGY CORPORATION

By:
Name:
Title:

Notice Address:
2026 McGraw Avenue
Irvine, CA 92614
Attention: D.J. Carney, Chief Financial Officer
Facsimile: _____________

SECURED PARTY:

NORTHLIGHT FINANCIAL LLC

By:
Name: Mark P. Hirschhorn
Title: Managing Member

Notice Address:
24 West 40th Street, 12 Floor
New York, NY 10018
Attention: Robert B. Woods
Facsimile: (212) 247-0002

[Signature Page to Stock Pledge Agreement]

SCHEDULE A

IRREVOCABLE PROXY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Northlight Financial LLC (“NF”), with full power of substitution, as the undersigned’s attorney-in-fact and proxy and in the undersigned’s name, place and stead, to vote at any regular, annual, or special meeting of the stockholders of [                          ] (the “Company”), held during the term of that certain Stock Pledge Agreement (the “Agreement”) dated as of June 30, 2009, between the undersigned and NF, that [        ] shares of common stock of the Company as set forth opposite the undersigned’s name below, with all the powers the undersigned would possess if personally present at such meeting.

This Proxy shall be effective only upon the occurrence of an Event of Default as defined in the Agreement (provided, that upon an Event of Default which is only a DeWind Default, this Proxy shall be effective only with respect to Shares of DeWind).

The undersigned acknowledges that this Proxy is coupled with an interest, and was granted for the consideration stated in the Agreement and cannot be lawfully revoked or limited in any respect whatsoever.  This Proxy shall be binding upon any transferee or assignee of any stock of the Company standing in the name of the undersigned at any time prior to the expiration date of this Proxy and constituting “Shares” as defined in the Agreement; and the sale, assignment, pledge, transfer or other disposition of such stock standing in the name of the undersigned shall not revoke or in any way limit the authority herein granted to said attorney and proxy.

The undersigned hereby revokes all proxies heretofore granted by it with respect to any of the Shares (as defined in the Agreement) owned by it.

The undersigned hereby ratifies and confirms all that said attorney and proxy or their substitute or substitutes may lawfully do or cause to be done by virtue hereof and in accordance with the provisions of the Agreement.

Dated:  _____________, 20___

COMPOSITE TECHNOLOGY CORPORATION

By:
Name:
Title:

No. of Shares: